Exhibit 99
DEARBORN BANCORP REPORTS
SECOND QUARTER RESULTS
     DEARBORN, Michigan, July 17, 2008 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank, has reported a net loss of $4,614,000 or $(0.57) per fully diluted share for the three months ended June 30, 2008. For the first six months of the year, the Company’s net loss was $3,938,000 or $(0.49) per share. One year ago, net income for the Second Quarter was $2,005,000 or $0.23 per share and net income for the First Half was $3,623,000 or $0.41 per share.
     At the end of the Second Quarter, the Company reported total assets of $1,038,093,000, total deposits of $823,477,000, and total loans of $943,635,000, all of which were relatively unchanged from a year ago.
     Michael J. Ross, President and Chief Executive Officer of both the Holding Company and the Bank, released his Company’s results and commented, “I have been a banker for more than 36 years and I have never seen the situation as difficult as it is today here in Southeast Michigan. Customers with impeccable track records are now facing financial problems, the real estate market is unstable and the unemployment rate has increased to 8.5% in Michigan.”
     Ross went on, “Fortunately, we have a strong capital position that will allow us to work our way through the current economic cycle. This strong capital position allows us to deal aggressively with the asset problems we have already identified as well as those that may develop in the future.”
     “In keeping with our policy of forceful action, we provided $8.7 million for possible loan losses during the Second Quarter,” Ross added. “For the quarter we had $2.9 million in net charge-offs of which $2.2 million was to one, non real estate related, commercial borrower that suddenly and unexpectedly went out of business. The remaining $5.8 million went to increase our allowance for loan losses in conjunction with increases in our non-performing loans and decreasing collateral coverage due to declining property values in real estate. Historically, our loan losses have been minimal. However, the market has changed and our allowance has been increased to 1.76 % of total loans. The additional allowance has little effect on our regulatory capital position and our current capacity to absorb future loan losses.”
     Ross continued, “We have also added experienced work-out specialists to our staff. They are responsible for monitoring our loans and dealing with those that might become troubled. We had a bit more than $6 million in real estate owned at the end of the First Quarter. In the Second Quarter, we sold $2.3 million of real estate but took title to another $1.6 million that is reflected on the June 30 balance sheet. Additionally, we wrote down the value of real estate owned by $100,000 and recognized losses on sales of $469,000. We believe that it is better to sell quickly at a reduced price than to hold property and be responsible for expenses such as taxes and insurance. Expenses related to defaulted loans and real estate owned were $511,000 during the Second Quarter.”

     Ross concluded, “On a more positive note, we have experienced an increase in our net interest margin to 3.45%, and all overhead expenses are being reviewed for improvement. We are also taking a cautious approach to new business opportunities and limiting our growth for the time being. We continue to maintain a $140 million loan pipeline and our underwriting emphasizes quality and yield. We have a strong management team in place and they are focused on working through the current situation in Southeast Michigan.”
     Dearborn Bancorp, Inc., is a registered bank holding company. Its sole subsidiary is Fidelity Bank. The Bank operates 19 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
     Contact: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.
Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars, in thousands)

	06/30/08	12/31/07	06/30/07
ASSETS
Cash and cash equivalents
Cash and due from banks	$12,779	$7,869	$13,621
Federal funds sold	1,301	1,495	3,392
Interest bearing deposits with banks	147	118	104

Total cash and cash equivalents	14,227	9,482	17,117

Mortgage loans held for sale	755	1,316	1,136
Investment securities, available for sale	9,381	8,902	11,039
Federal Home Loan Bank stock	3,540	2,072	1,927
Loans
Loans	943,635	952,084	945,554
Allowance for loan loss	(16,638)	(10,617)	(9,949)

Net loans	926,997	941,467	935,605

Premises and equipment, net	21,630	22,782	23,268
Real estate owned	5,411	6,319	3,008
Goodwill	34,028	34,028	32,110
Other intangible assets	10,487	11,133	13,697
Accrued interest receivable	3,757	3,816	3,833
Other assets	7,880	5,664	3,464

Total assets	$1,038,093	$1,046,981	$1,046,204

LIABILITIES
Deposits
Non-interest bearing deposits	$82,353	$83,594	$103,641
Interest bearing deposits	741,124	739,033	727,090

Total deposits	823,477	822,627	830,731

Other liabilities
Federal funds purchased	3,600	30,100	21,200
Securities sold under agreements to repurchase	171	480	288
Federal Home Loan Bank advances	65,401	41,370	37,130
Accrued interest payable	2,047	3,168	757
Other liabilities	1,026	1,688	3,336
Subordinated debentures	10,000	10,000	10,000

Total liabilities	905,722	909,433	903,442

STOCKHOLDERS’ EQUITY
Common stock - 20,000,000 shares authorized, 8,055,698 shares at 06/30/08, 8,222,413 shares at 12/31/07; and 8,614,819 shares at 06/30/07	134,048	134,278	138,230
Retained earnings	(1,688)	3,250	4,530
Accumulated other comprehensive loss	11	20	2

Total stockholders’ equity	132,371	137,548	142,762

Total liabilities and stockholders’ equity	$1,038,093	$1,046,981	$1,046,204

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(In thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	06/30/08	06/30/07	06/30/08	06/30/07
Interest income
Interest on loans, including fees	$14,994	$17,259	$31,168	$34,384
Interest on securities, available for sale	109	163	218	341
Interest on federal funds	21	109	36	277
Interest on deposits with banks	1	42	2	42

Total interest income	15,125	17,573	31,424	35,044

Interest expense
Interest on deposits	5,874	8,246	12,902	16,024
Interest on other borrowings	812	507	1,805	1,311
Interest on subordinated debentures	155	225	380	465

Total interest expense	6,841	8,978	15,087	17,800

Net interest income	8,284	8,595	16,337	17,244
Provision for loan losses	8,746	289	9,632	906

Net interest income after provision for loan losses	(462)	8,306	6,705	16,338

Non-interest income
Service charges on deposit accounts	363	331	743	649
Fees for other services to customers	27	15	66	69
Gain on the sale of loans	51	47	104	101
Write-down of real estate	(100)	(100)	(300)	(100)
Gain (loss) on the sale of real estate	(469)	—	(704)	—
Other than temporary impairment of securities	—	—	—	—
Other income	73	64	147	83

Total non-interest income	(55)	357	56	802

Non-interest expenses
Salaries and employee benefits	3,284	3,102	6,493	6,654
Occupancy and equipment expense	950	887	1,863	1,845
Intangible expense	322	336	645	672
Advertising and marketing	131	143	254	220
Stationery and supplies	171	232	304	356
Professional services	259	222	485	486
Data processing	232	204	457	328
Defaulted loan expense	511	29	946	159
Other operating expenses	568	424	1,219	846

Total non-interest expenses	6,428	5,579	12,666	11,566

Income before income tax provision	(6,945)	3,084	(5,905)	5,574
Income tax provision	(2,331)	1,079	(1,967)	1,951

Net income	($4,614)	$2,005	($3,938)	$3,623

Per share data:
Net income — basic	($0.57)	$0.23	($0.49)	$0.41
Net income — diluted	($0.57)	$0.22	($0.49)	$0.40

Weighted average number of shares outstanding — basic	8,051,037	8,769,939	8,095,379	8,833,645
Weighted average number of shares outstanding — diluted	8,051,037	9,005,730	8,095,379	9,085,837

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA
(Dollars, in thousands)

	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Troubled debt restructuring	$13,145	$8,710	$21,077	$0	$0
Loans over 90 days past due and still accruing	7,319	9,257	884	2,673	2,217
Non-accrual loans	36,195	17,406	18,117	17,297	14,941

Total non-performing loans	56,659	35,373	40,078	19,970	17,158
Real estate owned and other repossessed assets	5,411	6,183	6,319	3,338	3,008

Total non-performing assets	$62,070	$41,556	$46,397	$23,308	$20,166

Net charge-offs (Year to date)	$3,611	$754	$4,683	$4,135	$435
Allowance for loan losses	16,638	10,749	10,617	10,309	9,949
ASSET QUALITY RATIOS

	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Non-accrual loans to total loans	3.84%	1.84%	1.90%	1.83%	1.58%
Non-performing loans to total loans	6.00%	3.73%	4.21%	2.11%	1.81%
Non-performing assets to total assets	5.98%	3.97%	4.43%	2.22%	1.93%
Loans over 90 days past due and still accruing to total loans	0.78%	0.98%	0.09%	0.28%	0.23%
Net charge-offs to average loans	0.38%	0.08%	0.50%	0.44%	0.05%
Allowance for loan losses to non-performing loans	29.37%	30.39%	26.49%	51.62%	57.98%
Allowance for loan losses to non-performing assets	26.81%	25.87%	22.88%	44.23%	49.34%
Allowance for loan losses to total loans	1.76%	1.13%	1.12%	1.09%	1.05%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION
(Dollars, in thousands except share and per share data)

	Quarter Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Income (loss) from continuing operations	$(4,614)	$676	$398	$(855)	$2,005

Add: Non-recurring merger expenses	49	55	121	99	131
Tax effect	(17)	(19)	(41)	(34)	(45)

After-tax non operating items	32	36	80	65	86

Core operating income (loss)	$(4,582)	$712	$478	$(790)	$2,091

	Quarter Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Core operating income (loss)	$(4,582)	$712	$478	$(790)	$2,091

Add: Amortization of intangible assets	322	323	416	240	336
Tax effect	(109)	(110)	(141)	(82)	(114)

After-tax non operating items	213	213	275	158	222

Cash operating income (loss)	$(4,369)	$925	$751	$(632)	$2,312

(Dollars, in thousands except share and per share data)

	Quarter Ended
	6/30/2008	6/30/2007
Income (loss) from continuing operations	$(4,614)	$2,005
After-tax non-recurring merger expenses	32	86

Core operating income (loss)	(4,582)	2,091
After tax amortization of intangible assets	213	222

Cash operating income (loss)	$(4,369)	$2,314

Basic EPS

	Quarter Ended
	6/30/2008	6/30/2007
Income (loss) from continuing operations	$(0.57)	$0.23
After-tax non-recurring merger expenses	$0.00	$0.01

Core operating income (loss)	$(0.57)	$0.24
After tax amortization of intangible assets	$0.03	$0.03

Cash operating income (loss)	$(0.54)	$0.26

Diluted EPS

	Quarter Ended
	6/30/2008	6/30/2007
Income (loss) from continuing operations	$(0.57)	$0.22
After-tax non-recurring merger expenses	$0.00	$0.01

Core operating income (loss)	$(0.57)	$0.23
After tax amortization of intangible assets	$0.03	$0.02

Cash operating income (loss)	$(0.54)	$0.26

Weighted average shares outstanding — basic	8,051,037	8,769,939
Weighted average shares outstanding — diluted	8,051,037	9,005,730

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY
(Dollars, in thousands)

	Quarter Ended
	6/30/2008	6/30/2007
Average GAAP equity	$138,002	$143,825

Goodwill	34,039	32,143
Other intangible assets	10,674	13,889
Deferred taxes	(1,099)	(758)

	43,614	45,274

Average tangible equity	$94,388	$98,551

	Quarter Ended
	6/30/2008	6/30/2007
Average GAAP assets	$1,048,423	$1,049,655

Goodwill	34,039	32,143
Other intangible assets	10,674	13,889
Deferred taxes	(1,099)	(758)

	43,614	45,274

Average tangible assets	$1,004,809	$1,004,381

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Dollars, in thousands)

	Quarter Ended
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
ASSETS
Cash and cash equivalents
Cash and due from banks	$12,779	$12,736	$7,869	$14,929	$13,621
Federal funds sold	1,301	1,958	1,495	7,031	3,392
Interest bearing deposits with banks	147	105	118	100	104

Total cash and cash equivalents	14,227	14,799	9,482	22,060	17,117

Mortgage loans held for sale	755	282	1,316	384	1,136
Securities, available for sale	9,381	8,921	8,902	10,640	11,039
Federal Home Loan Bank stock	3,540	3,540	2,072	1,927	1,927
Loans
Loans	943,635	947,927	952,084	945,622	945,554
Allowance for loan loss	(16,638)	(10,749)	(10,617)	(10,309)	(9,949)

Net loans	926,997	937,178	941,467	935,313	935,605

Bank premises and equipment, net	21,630	22,546	22,782	23,043	23,268
Real estate owned	5,411	6,183	6,319	3,338	3,008
Goodwill	34,028	34,047	34,028	34,029	32,110
Other intangible assets	10,487	10,810	11,133	11,550	13,697
Accrued interest receivable	3,757	4,134	3,816	4,258	3,833
Other assets	7,880	5,189	5,664	5,416	3,464

Total assets	$1,038,093	$1,047,629	$1,046,981	$1,051,958	$1,046,204

LIABILITIES
Deposits
Non-interest bearing deposits	$82,353	$80,711	$83,594	$92,770	$103,641
Interest bearing deposits	741,124	688,492	739,033	768,764	727,090

Total deposits	823,477	769,203	822,627	861,534	830,731

Other liabilities
Federal funds purchased	3,600	56,480	30,100	0	21,200
Securities sold under agreements to repurchase	171	275	480	491	288
Federal Home Loan Bank advances	65,401	70,795	41,370	36,429	37,130
Other liabilities	1,026	1,017	1,688	619	757
Accrued interest payable	2,047	2,548	3,168	3,361	3,336
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	905,722	910,318	909,433	912,434	903,442

Total stockholders’ equity	132,371	137,311	137,548	139,524	142,762

Total liabilities and stockholders’ equity	$1,038,093	$1,047,629	$1,046,981	$1,051,958	$1,046,204

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT
(Dollars, in thousands)

	Quarter ended
	6/30/2008	3/31/08	21/31/2007	9/30/2007	6/30/2007
INTEREST INCOME
Interest on loans, including fees	$14,994	$16,174	$16,998	$17,565	$17,259
Interest on other earning assets	131	125	217	286	314

Total interest income	15,125	16,299	17,215	17,851	17,573

INTEREST EXPENSE
Interest on deposits	5,874	7,028	8,616	8,663	8,246
Interest on other liabilities	967	1,218	725	687	732

Total interest expense	6,841	8,246	9,341	9,350	8,978

Net interest income	8,284	8,053	7,874	8,501	8,595
Provision for loan loss	8,746	886	855	4,060	289

Net interest income after provision for loan loss	(462)	7,167	7,019	4,441	8,306

NON-INTEREST EXPENSE
Deposit service charges	390	419	371	319	346
Gain on the sale of loans	51	53	28	34	47
Loss on the sale or write-down of real estate	(569)	(435)	(131)	(496)	(100)
Other	73	74	54	39	64

Total non-interest income	(55)	111	322	(104)	357

NON-INTEREST EXPENSE
Salaries and employee benefits	3,284	3,209	3,318	3,137	3,102
Occupancy and equipment expense	950	913	915	903	887
Other expense	2,194	2,116	2,506	1,451	1,590

Total non-interest expense	6,428	6,238	6,739	5,491	5,579

Income (loss) before income tax provision	(6,945)	1,040	602	(1,154)	3,084
Income tax provision (benefit)	(2,331)	364	204	(299)	1,079

Net income (loss)	($4,614)	$676	$398	($855)	$2,005

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA
(Dollars in thousands, except share and per share data)

	Quarter ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
EARNINGS SUMMARY
Net interest income	$8,284	$8,053	$7,874	$8,501	$8,595
Provision for loan loss	$8,746	$886	$855	$4,060	$289
Total non-interest income	$(55)	$111	$322	$(104)	$357
Total non-interest expense	$6,428	$6,238	$6,739	$5,491	$5,579
Income taxes	$(2,331)	$364	$204	$(299)	$1,079
Net income (loss)	$(4,614)	$676	$398	$(855)	$2,005
Basic earnings per share	$(0.57)	$0.08	$0.05	$(0.10)	$0.23
Diluted earnings per share	$(0.57)	$0.08	$0.05	$(0.10)	$0.22

MARKET DATA
Book value per share	$16.43	$16.94	$16.70	$16.47	$16.57
Tangible book value per share	$11.04	$11.56	$11.58	$11.60	$11.35
Market value per share	$4.86	$7.60	$7.73	$12.91	$16.95
Average basic common shares	8,051,037	8,139,721	8,357,909	8,510,207	8,769,939
Average diluted common shares	8,051,037	8,198,676	8,504,931	8,510,207	9,005,730
Period end common shares	8,055,698	8,106,413	8,237,413	8,471,913	8,614,819

PERFORMANCE RATIOS
Return on average assets	-1.77%	0.26%	0.15%	-0.32%	0.77%
Return on average equity	-13.45%	1.97%	1.13%	-2.37%	5.59%
Net interest margin (FTE)	3.45%	3.36%	3.22%	3.48%	3.57%
Efficiency ratio	73.06%	72.54%	80.93%	61.75%	61.63%

ASSET QUALITY
Net charge-offs (YTD)	$3,611	$754	$4,683	$4,135	$435
Nonperforming loans	$56,659	$35,373	$40,078	$19,970	$17,158
Other real estate	$5,411	$6,183	$6,319	$3,338	$3,008
Nonperforming loans to total loans	6.00%	3.73%	4.21%	2.11%	1.81%
Nonperforming assets to total assets	5.98%	3.97%	4.43%	2.22%	1.93%
Allowance for loan loss to total loans	1.76%	1.13%	1.12%	1.09%	1.05%

CAPITAL & LIQUIDITY
Average equity to average assets	13.16%	13.22%	13.27%	13.60%	13.70%
Tier 1 capital to risk weighted assets	9.82%	10.49%	10.42%	10.48%	10.82%
Total capital to risk weighted assets	11.53%	11.59%	11.51%	11.52%	11.83%
Loan to deposit ratio	114.59%	123.23%	115.74%	109.76%	113.82%
Loan to funding ratio	104.54%	104.54%	105.25%	104.09%	105.14%

END OF PERIOD BALANCES
Total portfolio loans	$943,635	$947,927	$952,084	$945,622	$945,554
Earning assets	$958,759	$962,733	$965,987	$965,704	$963,152
Total assets	$1,038,093	$1,047,629	$1,046,981	$1,051,958	$1,046,204
Deposits	$823,477	$769,203	$822,627	$861,534	$830,731
Total shareholders’equity	$132,371	$137,311	$137,548	$139,524	$142,762

AVERAGE BALANCES
Total portfolio loans	$947,892	$946,697	$950,169	$946,012	$941,259
Earning assets	$966,437	$961,549	$970,897	$969,940	$966,056
Total assets	$1,048,423	$1,044,159	$1,053,498	$1,052,185	$1,049,655
Deposits	$807,347	$789,076	$855,931	$854,959	$849,221
Total shareholders’equity	$138,002	$137,990	$139,845	$143,104	$143,825

Dearborn Bancorp, Inc.
Deposit Information
(In thousands)

	June 30,
Category	2008	2007
Non-interest bearing
Demand	$82,353	$103,641

Interest bearing

Checking	$78,865	$71,454
Money market	99,761	121,795
Savings	68,431	35,097
Time, under $100,000	187,628	158,689
Time, $100,000 and over	306,439	340,055

	741,124	727,090

	$823,477	$830,731

Dearborn Bancorp, Inc.
Loan Information at June 30, 2008
(In thousands)

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
	6/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$33,206	$31,822	$0	$1,007	$216	$161	$339	$165	$70
Commercial Loans	169,956	161,781	1,757	3,583	639	2,196	890	3,096	280
Land Development - Residential	60,170	47,449	2,606	0	693	9,422	5,021	0	1,133
Land Development - Non Residential	21,000	16,261	0	789	0	3,950	1,923	0	343
Commercial Construction Loans - Residential	20,605	13,725	1,080	96	606	5,098	2,780	0	1,227
Commercial Construction Loans - Non Residential	35,087	28,788	3,086	0	0	3,213	1,118	58	0
Commercial Mortgage Loans	549,145	523,047	4,616	5,748	5,021	10,713	4,049	186	2,180
Residential Mortgage Loans	54,466	51,408	0	1,472	144	1,442	518	106	178

Totals	$943,635	$874,281	$13,145	$12,695	$7,319	$36,195	16,638	$3,611	$5,411

						Unallocated	0

						Total	$16,638

Loan Information at March 31, 2008
(In thousands)

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
	3/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$34,494	$33,484	$0	$395	$453	$162	$410	$93	$70
Commercial Loans	169,659	163,648	917	2,834	711	1,549	1,479	630	530
Land Development - Residential	61,638	48,316	2,576	2,490	0	8,256	2,040	0	422
Land Development - Non Residential	16,372	12,422	0	0	3,950	0	229	0	343
Commercial Construction Loans - Residential	26,004	20,701	1,535	988	130	2,650	562	6	2,334
Commercial Construction Loans - Non Residential	38,885	32,420	3,259	3,206	0	0	546	0	0
Commercial Mortgage Loans	543,778	527,502	424	8,446	4,014	3,392	4,804	(1)	2,484
Residential Mortgage Loans	57,097	54,731	0	969	0	1,397	630	26	0

Totals	$947,927	$893,224	$8,711	$19,328	$9,258	$17,406	10,700	$754	$6,183

						Unallocated	49

						Total	$10,749

Loan Information at December 31, 2007
(In thousands)

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
	12/31/07	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$35,833	$34,349	$0	$1,023	$31	$430	$451	$201	$0
Commercial Loans	174,958	$170,026	944	2,865	62	1,061	1,400	690	1,724
Land Development - Residential	63,639	$53,753	1,260	0	0	8,626	2,209	1,665	219
Land Development - Non Residential	10,156	$10,156	0	0	0	0	117	0	343
Commercial Construction Loans - Residential	33,768	$29,586	0	0	0	4,182	712	1,285	759
Commercial Construction Loans - Non Residential	40,187	$40,187	0	0	0	0	551	0	0
Commercial Mortgage Loans	539,306	$516,404	18,873	700	0	3,329	4,555	522	3,274
Residential Mortgage Loans	54,237	$52,475	0	482	791	489	488	320	0

Totals	$952,084	$906,936	$21,077	$5,070	$884	$18,117	10,483	$4,683	$6,319

						Unallocated	134

						Total	$10,617